EXHIBIT 99.3
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                          STOCK PURCHASE AGREEMENT
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      THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of
April 12, 2000, by and between Positive Asset Remarketing, Inc. ("PAR"), a Massachusetts corporation; Positive Asset Remarketing, Inc. ("New PAR"), a Nevada corporation; Robert D. Kohn, Benjamin Kafka and Mark Quinn, the individual sole stockholders of PAR and New PAR (each a "Stockholder" and, together, the "Stockholders"); and Entrade Inc. (the "Buyer"), a Pennsylvania corporation.

                                  Recitals:
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      WHEREAS, New PAR is the owner of 7,350,000 shares of $.001 par value
Class A Common Stock (the "asseTrade Shares") of asseTrade.com, Inc. ("asseTrade.com"), a Delaware corporation, and is the "Seller" hereunder; and

      WHEREAS, the Seller wishes to sell to the Buyer, and the Buyer wishes to purchase from the Seller, the asseTrade Shares, in accordance with the terms and provisions of this Agreement.

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

      1.    PURCHASE AND SALE.

            (a) NUMBER OF SHARES. At the Closing (as defined), the Seller will sell to the Buyer, and the Buyer will purchase from the Seller, 7,350,000 asseTrade Shares.

            (b) CONSIDERATION FOR THE ASSETRADE SHARES. In consideration for the purchase of the asseTrade Shares, the Buyer (i) will pay Seller $3,488,000 for 1,000,000 asseTrade Shares by wire transfer in accordance with instructions provided by the Seller on the Closing Date, and (ii) will issue to the Seller at Closing 964,000 shares of the Buyer's no par value Common Stock (the "Buyer Shares") for 6,350,000 asseTrade Shares.

            (c) CLOSING. The purchase and sale (the "Closing") provided for in this Agreement will take place at the offices of the Buyer as of the date of this Agreement, or at such other time and place as the parties may agree (the "Closing Date"). Subject to the provisions of Section 7, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this
Section 1(c) will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

            (d)   DELIVERY OF CERTIFICATES.

                  (i) At Closing, the Seller will deliver to the Buyer the stock certificate(s) representing the asseTrade Shares together with a stock power executed by the Seller transferring the asseTrade Shares to the Buyer.

                  (ii) At Closing, the Buyer (i) will pay by wire transfer $3,488,000 in accordance with the instructions set forth on Exhibit A hereto; and (ii) will forward to the Buyer's transfer agent a letter of instructions authorizing and directing the transfer agent to issue a stock certificate in the name of the Seller representing the Buyer Shares being issued by the Buyer to the Seller under this Agreement. The certificate representing the Buyer Shares will be held by Buyer and delivered promptly to New PAR upon the receipt of the following documentation in the forms satisfactory to Buyer and its counsel:

                        (A)   Written consent of all directors and
stockholders of PAR authorizing the transfer of the asseTrade Shares to New
PAR.

                        (B)   Written consent of all directors and
stockholders of New PAR authorizing the transactions under this Agreement and the transfer of the asseTrade Shares from New PAR to Buyer.

                        (C) A notice certified by an authorized officer of PAR to the other asseTrade.com stockholders informing them of the transfer from PAR to New PAR and requesting a waiver of their rights of first refusal and co-sale rights under the Stockholders Agreement, as defined in Section 2(c)(iv) of this Agreement.

                        (D) Copies of each waiver referenced in Section 1(d)(ii)(C) of this Agreement executed by each stockholder of asseTrade.com.

                        (E)   Evidence of delivery by New PAR to
asseTrade.com and its stockholders of a joinder to the Stockholders Agreement, as defined in Section 2(c)(iv) of this Agreement.

                        (F) Evidence of compliance with all Conditions Precedent under Section 5 and Section 6 of this Agreement, including, but not limited to, listing approval from the New York Stock Exchange regarding the Buyer Shares and the delivery of the Addendum to the Stockholder Agreement by Buyer and the New PAR Notice as referenced in Sections 5(g) and 6(h), respectively.

      2. REPRESENTATIONS AND WARRANTIES OF PAR, NEW PAR AND THE STOCKHOLDERS. Each of PAR, New PAR and each Stockholder, jointly and severally, represents and warrants to the Buyer as follows:

            (a) ORGANIZATION OF NEW PAR AND PAR. New PAR is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada. PAR is a corporation duly organized and validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

            (b) AUTHORITY. The Seller has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by the Seller. Each of PAR and New PAR has the requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents to be executed by it as described herein. The consummation by PAR and New PAR of the transactions described herein has been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents described herein (when executed and delivered pursuant hereto for value received) will constitute, the valid and binding obligations of PAR, New PAR and the Stockholders enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

            (c)   ACQUISITION OF ASSETRADE SHARES BY NEW PAR.

                  (i) On April 4, 2000, PAR transferred to New PAR the asseTrade Shares, which transfer was duly authorized and approved by all necessary corporate action on the part of PAR, including approval of the directors and shareholders of PAR, a true and correct copy of the stock certificates representing the asseTrade Shares and the stock power transferring ownership from PAR to New PAR is attached hereto as Appendix 2(c).

                  (ii) the sole shareholders of PAR at the time of transfer of the asseTrade Shares to New PAR from old PAR were Robert D. Kohn, Benjamin Kafka and Mark Quinn.

                  (iii) at the time of transfer from PAR to New PAR, each of the asseTrade shares were owned by PAR free and clear of all liens, pledges, security interests, claims or other encumbrances.

                  (iv) PAR has sent or delivered a notice to the stockholders of asseTrade.com pursuant to the Stockholders Agreement among asseTrade.com's stockholders and asseTrade.com dated as of September 14, 1999 (the "Stockholders Agreement"); PAR has received a waiver from each stockholder of its rights of first refusal under Section 3 of the Stockholders Agreement and its right of co-sale under Section 4 of the Stockholder Agreement; and New PAR has agreed and joined as an Initial Stockholder under the Stockholders Agreement.

                  (v) Robert D. Kohn, Benjamin Kafka and Mark Quinn constitute the sole stockholders of New PAR.

            (d) NO CONSENT REQUIRED. No authorization, consent or approval of, or exemption by, any governmental or public body or authority is required to authorize, or is required in connection with, the execution, delivery and performance of any of the provisions of this Agreement, or the taking of any action contemplated hereby, by the Seller, except those that have been obtained.

            (e) ASSETRADE STOCK. The Seller owns the asseTrade Shares free and clear of all liens, pledges, security interests, claims or other encumbrances ("Liens"). Each of the asseTrade Shares owned by Seller is duly authorized, validly issued, fully paid and nonassessable. The parties acknowledge that the asseTrade Shares are subject to the provisions of the Stockholders Agreement.

            (f)   TAXES.

                  (i) Each of PAR and New PAR has timely filed, and will timely file, all tax returns and reports required to be filed by it (if any), or requests for extensions to file such returns or reports have been timely filed and granted and have not expired, and all tax returns and reports are and will be complete and accurate in all respects. Each of PAR and New PAR has paid all Taxes due and owing and will pay all Taxes due and owing, including, but not limited to, any Taxes resulting from the transfer of the asseTrade Shares under this Agreement, and no deficiencies for any Taxes have been proposed, asserted or assessed against PAR or New PAR that are not adequately reserved for. No requests for waivers of the time to assess any Taxes against PAR or New PAR have been granted or are pending.

                  (ii) Each of PAR and New PAR has satisfied all federal, state, local and foreign tax requirements, including but not limited to income, social security and employment tax.

                  (iii) There are no Liens for Taxes on any of PAR's or New PAR's assets.

                  (iv) As used in this Section 2(d), "Taxes" shall include all federal, state, local and foreign income, franchise, property, sales, use, excise and other taxes, including obligations for withholding taxes from payments due or made to any other person or entity and any interest, penalties or additions to tax.

            (g) EMPLOYEE BENEFIT PLANS. Neither PAR nor New PAR has any employee benefit plans or programs of any kind maintained for the benefit of current or former employees or directors of PAR or New PAR. Neither PAR nor New PAR has ever had any employees.

            (h) OTHER ASSETS OR LIABILITIES. As of the date hereof and the Closing Date, New PAR has and will have no properties or assets of any kind other than the asseTrade Shares. As of the date hereof and at the time of the transfer of the asseTrade Shares to the Buyer, neither PAR nor New Par has or had any liabilities, obligations or guaranties accrued, absolute, contingent or otherwise, and PAR and New PAR agree that any liabilities arising on or after the Closing will be satisfied by them, respectively, in accordance with the terms of such liabilities.

            (i) LITIGATION. There are no actions, suits, audits or proceedings pending against PAR or New PAR or, to the knowledge of PAR, New PAR or the Stockholders, threatened against PAR or New Par, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality.

            (j) NO VIOLATION. Neither the execution and delivery of this Agreement, nor compliance with any of the terms and provisions hereof, nor the consummation of any of the transactions herein contemplated will: (i) violate any law, regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality applicable to PAR or New PAR, or (ii) conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance upon any of the property or assets of PAR or New PAR pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument, to which PAR or New PAR is a party or by which it may be bound or to which it may be subject, or (iii) violate any provision of any of the organizational documents of PAR or New PAR.

            (k) NO REGISTRATION OF THE SHARES. The Seller understands that: (i) the Buyer Shares are being sold to the Seller under certain exemptions from the registration provisions of the Securities Act of 1933 (the "Securities Act"); (ii) the Seller is receiving the Buyer Shares without being furnished any offering literature or prospectus other than publicly disseminated information regarding the Buyer and its Common Stock; and (iii) the sale of the Buyer Shares has not been examined by the Securities and Exchange Commission or by any agency charged with the administration of the securities laws of any state or other jurisdiction. The Seller represents and warrants that it is an "accredited investor" as defined in Regulation D under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Buyer Shares and of making an informed investment decision with respect thereto. The Seller understands that the Buyer is relying on the truth and accuracy of the representations, declarations and warranties made herein by the Seller in issuing the Buyer Shares hereunder without having first registered the Buyer Shares under the Securities Act or under the securities laws of any state or other jurisdiction.

            (l) INVESTMENT INTENT. The Seller confirms that: (i) it understands that there are substantial restrictions on the transferability of the Buyer Shares and, accordingly, it may not be possible for it to liquidate its investment in the Buyer Shares in case of emergency; and (ii) it is able to bear the economic risk of its investment in the Buyer Shares, to hold the Buyer Shares for an indefinite period of time, and currently to afford a complete loss of its investment. The Buyer Shares are being acquired by it in good faith solely for its own personal account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. The Seller does not have any contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Buyer Shares being acquired hereunder, or any part thereof, and has no current plan to enter into any such contract, undertaking, agreement or arrangement. The Seller understands that the legal consequences of the foregoing representations and warranties are that it must bear the economic risk of its investment in the Buyer Shares for an indefinite period of time because the Buyer Shares have not been registered under the Securities Act.

      3. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller as follows:

            (a) AUTHORITY. The Buyer has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement; provided, however, that if the Buyer is required by the New York Stock Exchange to obtain the approval of the stockholders of the Buyer prior to issuance of the Buyer Shares, such approval will be required prior
to the issuance of the Buyer Shares.   The Buyer has taken all other
necessary corporate action to authorize the execution, delivery and performance of this Agreement by the Buyer.

            (b) NO CONSENT REQUIRED. Other than New York Stock Exchange listing approval for the issuance of the Buyer Shares by the Buyer, if required, no authorization, consent or approval of, or exemption by, any governmental or public body or authority is required to authorize, or is required in connection with, the execution, delivery and performance of any of the provisions of this Agreement, or the taking of any action contemplated hereby, by the Buyer, except those that have been obtained.

            (c) NO VIOLATION. Neither the execution and delivery of this Agreement, nor compliance with any of the terms and provisions thereof, nor the consummation of any of the transactions herein contemplated, will: (i) violate any law, regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality applicable to the Buyer, or (ii) conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance upon any of the property or assets of the Buyer pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument, to which the Buyer is a party or by which it may be bound or to which it may be subject, or (iii) violate any provision of any of the organizational documents of the Buyer.

            (d) VALIDITY OF ISSUANCE. The Buyer Shares being issued to the Seller hereunder have been duly authorized (subject to any New York Stock Exchange shareholder approval requirements), and, upon the issuance of the Buyer Shares to the Seller in accordance with the terms and provisions of this Agreement, the Buyer Shares will be validly issued, fully paid and nonassessable.

            (e) NO REGISTRATION OF THE SHARES. The Buyer understands that: (i) the asseTrade Shares are being sold to the Buyer under certain exemptions from the registration provisions of the Securities Act; and (ii) the Buyer is purchasing such asseTrade Shares without being furnished any offering literature or prospectus. The Buyer represents and warrants that it is an "accredited investor" as defined in Regulation D under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the asseTrade Shares and of making an informed investment decision with respect thereto.

            (f) INVESTMENT INTENT. The Buyer confirms that: (i) it understands that there are substantial restrictions on the transferability of the asseTrade Shares and, accordingly, it may not be possible for the Buyer to liquidate its investment in the asseTrade Shares in case of emergency; and (ii) the Buyer is able to bear the economic risk of its investment in the asseTrade Shares, to hold the asseTrade Shares for an indefinite period of time, and currently to afford a complete loss of its investment. The asseTrade Shares being acquired by the Buyer hereunder are being acquired in good faith solely for its own personal account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. The Buyer does not have any contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the asseTrade Shares being acquired hereunder, or any part thereof, and has no current plan to enter into any such contract, undertaking, agreement or arrangement. The Buyer understands that the legal consequences of the foregoing representations and warranties are that the Buyer must bear the economic risk of its investment in the asseTrade Shares for an indefinite period of time because the asseTrade Shares have not been registered under the Securities Act.

      4. RESTRICTIVE LEGEND. Each certificate for the asseTrade Shares and the Buyer Shares, and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

      5. CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATION TO CLOSE. The obligation of the Buyer to purchase and pay for the asseTrade Shares being purchased by it on the Closing Date is, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in Section 2 shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President of PAR, New PAR and each Stockholder shall have certified to the Buyer in writing to such effect.

            (b) PERFORMANCE. The Seller shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and the President of the Seller shall have certified to the Buyer in writing to such effect and to the further effect that all of the conditions set forth in this Section 5 have been satisfied.

            (c) STOCKHOLDER APPROVAL. The Buyer, if required by the New York Stock Exchange, shall have received approval from its stockholders for the issuance of the Buyer Shares to the Seller.

            (d) PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Buyer in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Buyer and its counsel.

            (e) DELIVERY OF ASSETRADE SHARES. The Seller shall have delivered the stock certificate representing the asseTrade Shares together with a stock power executed by the Seller transferring the asseTrade Shares to the Buyer.

            (f) NEW YORK STOCK EXCHANGE LISTING APPROVAL. The Buyer shall have received approval from the New York Stock Exchange for the listing of the Buyer Shares.

            (g) ADDENDUM TO STOCKHOLDER AGREEMENT. The Buyer shall have executed and sent to the persons listed on the Distribution List attached thereto the Addendum to Stockholder Agreement, substantially in the form attached to this Agreement.

      6. CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATION TO CLOSE. The obligation of the Seller to sell the asseTrade Shares being sold by it on the Closing Date is, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in Section 3 shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President of the Buyer shall have certified to the Seller in writing to such effect.

            (b) PERFORMANCE. The Buyer shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and the President of the Buyer shall have certified to the Seller in writing to such effect and to the further effect that all of the conditions set forth in this Section 6 have been satisfied.

            (c) STOCKHOLDER APPROVAL. The Buyer, if required by the New York Stock Exchange, shall have received approval from its stockholders for the issuance of the Buyer Shares to the Seller.

            (d) PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Buyer in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Seller and its counsel.

            (e)   DELIVERY OF LETTER OF INSTRUCTIONS.   The Buyer shall
have forwarded to the Buyer's transfer agent a letter of instructions authorizing and directing the transfer agent to issue a stock certificate in the name of the Seller representing the Buyer Shares being issued by the Buyer to the Seller under this Agreement.

            (f) PAYMENT BY WIRE TRANSFER. The Buyer shall have paid by wire transfer in accordance with the instructions set forth on Exhibit A $3,488,000 to the Seller.

            (g) NEW YORK STOCK EXCHANGE LISTING APPROVAL. The Buyer shall have received approval from the New York Stock Exchange for the listing of the Buyer Shares.

            (h) NEW PAR NOTICE SENT. New PAR shall have executed and sent to the persons listed on the Distribution List attached thereto the New PAR notice regarding the transfer of the asseTrade Shares, substantially in the form attached to this Agreement.

      7.    TERMINATION.

            (a) ABILITY TO TERMINATE. This Agreement may, by notice given prior to or at the Closing, be terminated:

                  (i) by (A) the Buyer, if satisfaction of any condition in Section 5 is or becomes impossible (other than through the failure of the Buyer to comply with its obligations under this Agreement) and the Buyer has not waived such condition; or (B) by the Seller, if satisfaction of any condition in Section 6 is or becomes impossible (other than through the failure of the Seller to comply with its obligations under this Agreement) and the Seller has not waived such condition;

                  (ii)  by mutual consent of the Buyer and the Seller; or

                  (iii) by either the Buyer or the Seller if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this
Agreement) on or before   April 30, 2000, or such later date as the parties
may agree upon.

            (b) EFFECT OF TERMINATION. Each party's right of termination under Section 7(a) is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 7(a), all further obligations of the parties under this Agreement will terminate; provided, however, that if this Agreement is terminated by a party because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

      8.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

            (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, covenants, stipulations, certifications, indemnities and agreements contained herein or in any document delivered pursuant hereto shall survive the consummation of the transactions described in this Agreement.

            (b)   INDEMNIFICATION.

                  (i) Each of PAR, New PAR and each Stockholder shall jointly and severally defend, indemnify and hold Buyer harmless from and against any and all claims, liabilities, damages, losses, deficiencies and expenses, including reasonable attorneys' fees and expenses and costs of suit (individually a "Loss" and collectively "Losses") arising out of any and all inaccurate representations and warranties and out of any and all breaches of covenants, agreements and certifications made by or on behalf of PAR, New PAR or any of the Stockholders in this Agreement or in any document delivered by any of them hereunder.

                  (ii) Buyer shall defend, indemnify and hold PAR, New PAR and the Stockholders harmless from and against any and all claims, liabilities, damages, losses, deficiencies and expenses, including reasonable attorneys' fees and expenses and costs of suit (individually a "Loss") and collectively "Losses") arising out of any and all inaccurate representations and warranties and out of any and all breaches of covenants and agreements and certifications made by or on behalf of Buyer in this Agreement or in any document delivered by Entrade hereunder.

            (c) PROCEDURE FOR CLAIMS. A party seeking indemnification under this Section 8 (an "Indemnified Party") shall give notice of the claim for losses and a brief explanation of the basis thereof to the party alleged to be responsible for indemnification hereunder (an "Indemnitor"). The Indemnitor shall promptly pay the Indemnified Party any amount due under this Section 8. The Indemnified Party may pursue whatever legal remedies may be available for recovery of the losses claimed from any Indemnitor.

            (d) THIRD PARTY CLAIMS. An Indemnified Party shall give any Indemnitor prompt notice of the institution by a third party of any actions, suits or other administrative or judicial proceedings if the Indemnified Party would be entitled to claim indemnification under this
Section 8 in connection with any such action, suit or other proceeding. After such notice, any Indemnitor may, or if so requested by the Indemnified Party, any Indemnitor shall, participate in any such action, suit or other proceeding or assume the defense thereof, with counsel satisfactory to the Indemnified Party; provided, however, that the Indemnified Party shall have the right to participate at its own expense in the defense of any such action, suit or other proceeding; and provided, further, that the Indemnitor shall not consent to the entry of any judgment or enter into any settlement, except with the written consent of the Indemnified Party, that (a) fails to include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect of any such action, suit or other proceeding or (b) grants the claimant or plaintiff any injunctive relief against the Indemnified Party. Any failure to give prompt notice under this Section 8(d) shall not bar an Indemnified Party's right to claim indemnification under this Section 8, except to the extent that an Indemnified Party shall have been harmed by such failure.

      9.    MISCELLANEOUS.

            (a)   REGISTRATION OF THE BUYER SHARES.   After Closing, the
Buyer shall use reasonable efforts to register for resale the Buyer Shares under the Securities Act of 1933. Buyer agrees to use reasonable efforts
(i) to file the registration statement (the "Registration Statement") regarding the resale of the Buyer Shares acquired by New PAR hereunder, which Registration Statement is intended by Buyer to be the next registration statement filed by Buyer with respect to resales by shareholders of Buyer after registration statement (No. 333-96523), by June 12, 2000 and (ii) to cause the Registration Statement to become effective by August 12, 2000. In the event that (A) the effective date of the Registration Statement occurs after August 12, 2000 and (B) prior to the post-August 12, 2000 effective date of such Registration Statement asseTrade.com shall have completed an initial public offering of its common stock in which asseTrade.com raises gross proceeds in excess of $50,000,000, Buyer shall issue to New PAR 200,000 additional shares of Buyer's common stock; provided, however, that in the event that Buyer notifies New PAR that it is prepared to file the Registration Statement and Buyer has not received the items listed in Section 1(d)(ii), then the foregoing June 12 and August 12 dates shall be extended by the number of days' delay from the date of such notification to the receipt of such items.

            (b) FURTHER ACTION. Each party hereto shall perform such further acts and execute such documents as may be reasonably required to effect the transfer of the asseTrade Shares to the Buyer and the issuance of the Buyer Shares to the Seller.

            (c)   TERMINATION OF THE AGREEMENT AND PLAN OF MERGER DATED AS
OF DECEMBER 31, 1999.   The parties hereto agree that the Agreement of Plan
of Merger dated as of December 31, 1999 among the Buyer, PAR, New PAR, the Shareholders and Entrade Merger Subsidiary is hereby terminated and shall have no further force in effect.

            (d) CHOICE OF LAW. This Agreement shall be construed and enforced in accordance with and pursuant to the laws of the Commonwealth of Pennsylvania.

            (e) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

            (f) NOTICES. All notices, requests or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or by courier; sent by overnight courier, charges prepaid; or telegraphed, telexed or mailed by certified or registered mail, postage prepaid, to the address of the respective party set forth below:

                  If to the PAR, New PAR or any Stockholder:

                  Positive Asset Remarketing, Inc.
                  P.O. Box 415
                  Sharon, MA  02067
                  Attention:  Benjamin Kafka

                  If to the Buyer:

                  Entrade, Inc.
                  500 Central Avenue
                  Northfield, IL  60093
                  Attention:  Mark F. Santacrose,
                              President

            (g) COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original Agreement, and all of which shall constitute one Agreement to be effective as of the date of this Agreement.

      IN WITNESS WHEREOF, the undersigned have hereunto executed this Agreement the day and year first above written.


                                    POSITIVE ASSET REMARKETING, INC.,
                                    a Massachusetts corporation


                                    By:    /s/ Benjamin Kafka
                                           ------------------------------

                                    Title: Vice President and Clerk
                                            -----------------------------



                                    POSITIVE ASSET REMARKETING, INC.,
                                    a Nevada corporation


                                    By:    /s/ Robert D. Kohn
                                           ------------------------------

                                    Title: President
                                           ------------------------------



                                    ENTRADE INC.


                                    By:    /s/ Mark S. Santacrose
                                           ------------------------------

                                    Title: President
                                           ------------------------------



                                    STOCKHOLDERS:


                                    /s/ Robert D. Kohn
                                    ------------------------------
                                    Robert D. Kohn


                                    /s/ Benjamin Kafka
                                    ------------------------------
                                    Benjamin Kafka


                                    /s/ Mark Quinn
                                    ------------------------------
                                    Mark Quinn